SHIP LOGO  VANGUARD/(R)/



Vanguard/(R)/ New York Tax-Exempt Funds


Supplement to the prospectus dated March 30, 2007


The Plain Talk/(R)/ About the Funds' Portfolio Managers on page 22 of the prospectus is replaced with the following:


Plain Talk About the Funds' Portfolio Managers


The managers primarily responsible for the day-to-day management of the Funds are:

Kathryn T. Allen, Principal of Vanguard. She has worked in investment management since 1983; has managed investment portfolios since 1985; has been with Vanguard since 1998; and has managed the New York Tax-Exempt Money Market Fund since 1998. Education: B.S., University of Alabama.

John M. Carbone, Principal of Vanguard. He has worked in investment management since 1988; has managed investment portfolios since 1991; has been with Vanguard since 1996; and has managed the New York Long-Term Tax-Exempt Fund since October 2007. Education: B.S., Babson College; M.B.A., Southern Methodist University.





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